® First self-administered antibody therapy for HIV in late-stage clinical development In early-stage development for cancer indications and other immunological disorders CytoDyn Annual Meeting of Stockholders November 8, 2018 Nader Pourhassan Ph.D., President & CEO & Professor Richard G. Pestell M.D., Ph.D., MB., B.S., F.A.C.P., F.R.A.C.P., F.A.A.A.S., M.B.A. PRO 140 - leronlimab OTCQB: CYDY www.cytodyn.com Exhibit 99.1

(OTCQB: CYDY) www.cytodyn.com This presentation includes forward-looking statements and forward-looking information within the meaning of United States securities laws. These statements and information represent CytoDyn’s intentions, plans, expectations and beliefs, and are subject to numerous risks, uncertainties and other factors, of which many are beyond CytoDyn’s control. These factors could cause actual results to differ materially from such forward-looking statements or information. The words “believe,” “estimate,” “expect,” “intend,” “attempt,” “anticipate,” “foresee,” “plan,” and similar expressions and variations thereof, identify certain of such forward-looking statements or forward-looking information, which speak only as of the date on which they are made. CytoDyn disclaims any intention or obligation to publicly update or revise any forward-looking statements or forward-looking information, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements or forward-looking information. While it is impossible to identify or predict all such matters, these differences may result from, among other things, the inherent uncertainty of the timing and success of and expense associated with research, development, regulatory approval, and commercialization of CytoDyn’s products and product candidates, including the risks that clinical trials will not commence or proceed as planned; products appearing promising in early trials will not demonstrate efficacy or safety in larger-scale trials; future clinical trial data on CytoDyn’s products and product candidates will be unfavorable; funding for additional clinical trials may not be available; CytoDyn’s products may not receive marketing approval from regulators or, if approved, may fail to gain sufficient market acceptance to justify development and commercialization costs; competing products currently on the market or in development may reduce the commercial potential of CytoDyn’s products; CytoDyn, its collaborators or others may identify side effects after the product is on the market; or efficacy or safety concerns regarding marketed products, whether or not scientifically justified, may lead to product recalls, withdrawals of marketing approval, reformulation of the product, additional pre-clinical testing or clinical trials, changes in labeling of the product, the need for additional marketing applications, or other adverse events. CytoDyn is also subject to additional risks and uncertainties, including risks associated with the actions of its corporate, academic, and other collaborators and government regulatory agencies; risks from market forces and trends; potential product liability; intellectual property litigation; environmental and other risks; and risks that current and pending patent protection for its products may be invalid, unenforceable, or challenged or fail to provide adequate market exclusivity. There are also substantial risks arising out of CytoDyn’s need to raise additional capital to develop its products and satisfy its financial obligations; the highly regulated nature of its business, including government cost- containment initiatives and restrictions on third-party payments for its products; the highly competitive nature of its industry; and other factors set forth in CytoDyn’s Annual Report on Form 10-K and other reports filed with the U.S. Securities and Exchange Commission. Forward-Looking Statements

3 www.cytodyn.com CytoDyn Past Performance ~Funds raised 2012 Purchase PRO 140     $6 million 2013 PRO 140 transfer all process and products to CytoDyn PRO 140 potential to be a game changer NIH-funds return Phase 2 abandon  $16 million Combination therapy Monotherapy Others trials ~Funds raised 2014 Phase 2b Monotherapy   $3 million 2015 Phase 3 – Combination therapy Pivotal trial – FDA green light Mono-label expansion   $25 million 2016 Phase 3 – with 300 patients Later n=50 patients Phase 3 – Monotherapy Investigative (n=300) GvHD – (ODD) $33 million 2017  Conduct Phase 3    Colon Cancer $23 million 2018 Hit primary endpoint Pre-BLA meeting 40% to 70% to maybe >85% Cancer metastasis (TNBC)-ProstaGene $43 million 2019 Final BLA submission 1st ever in the world Pivotal trial (Dr Ho -HAART) 1st ever in the world Cancer - 1st ever in the world ?

www.cytodyn.com Pivotal Combination Trial w/PRO 140 (leronlimab) – 1st Approval Double Blinded Trial – Gold Standard Primary efficacy endpoint: Very positive results - p =0.0032 24-week open-label with all patients on weekly PRO 140 with optimized HAART 81% with VL<50cp/mL as compare to 43% with other antibody approved Regulatory path – BLA submission to finish by 1Q2019 and starts with clinical and non-clinical package as early as end of 2018 Market Potential - $1.2 billion Approval in 2019 ~$500 million Potential Revenue 2020

HIV-PRO 140 U.S. Market - Research From BIOVID

CytoDyn

Executive Summary

MDs' unmet needs in HIV treatment align well with PRO 140 strengths

- Unmet need differs based on suppression status. While the **vast majority (80%) of virologically suppressed are highly satisfied** with existing HIV treatment, **patients with multiple failures are much less satisfied**.
- Physicians' top stated **unmet needs align nicely with PRO 140 strengths**.

% MDs Highly satisfied

~80%	*Virologically suppressed*
~27%	*2-class failures*
~7%	*3-class failures*

MD Top Reported Unmet Needs (Level of Unmet Need ↑)

% MDs with Extremely High Unmet Need

MD Top Reported Unmet Needs	Among Suppressed Patients...	Among Multi-class Failures...
Less frequent dosing	23%	40%
Novel mechanism of action	10%	40%
More non-oral formulations	23%	37%
Improved drug interaction profile	13%	27%
High genetic barrier to resistance	10%	27%
Regimens with fewer active agents	7%	27%

Base size: Total Physicians (n=30)

5

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(OTCQB: CYDY) www.cytodyn.com However, patients show a strong PRO 140 call to action Patient Reactions to PRO 140 (pre-video review) Monotherapy Patients Combo Therapy Patients PRO 140 is a significant improvement vs. current options 55% 55% Highly likely to start a conversation with my doctor 70% 60% Highly likely to try to find more information about PRO 140 65% 60% Would schedule an appointment within 3 months to discuss PRO 140 70% 65% Effort needed to make PRO 140 part of daily routine Very little/Moderate effort 85% 95% A lot of effort 10% 5% Way too much effort to take on 5% 0% Level of concern about taking PRO 140 as instructed Level of concern about taking PRO 140 long-term Monotherapy patients are slightly more likely to act upon their interest in PRO 140 by talking to their MD and/or searching for more product details on their own Both patient types see PRO 140 as requiring minimal effort to implement in their daily routine, and the majority do not have significant concerns with self-injecting PRO 140 once/weekly long-term Base Size: Total Patients; Monotherapy Candidates (n=20); Combination Therapy Candidates (n=20) Executive Summary U.S. Market Size - Research Report From BIOVID 6 www.cytodyn.com

Most MDs will trial PRO 140 monotherapy within 3 months of launch, while 2 out of 3 will adopt its use within the 1st year Estimated Time to Trial and Adoption of PRO 140 Executive Summary *Benchmark data based on BioVid’s proprietary Demand database (full database) 43% 69% 65% 40% Base size: Total Physicians (n=30) HIV-U.S. Market Size - Research Report From BIOVID 7 www.cytodyn.com

2 LOWER DOSE (525 mg) = 78% HIGHER DOSE (700 mg) = 92% . Monotherapy – 525 mg vs 700 mg 8 www.cytodyn.com

9 www.cytodyn.com 525 mg rescue arm for 350mg patients with VF Patients rescued from 350mg (after VF) into 525mg 55   Patients who achieved complete suppression w/VL of about <50cp/ml 22 40% Patients who had VF after rescue arm in place 22 40% 700 mg rescue arm for 525mg patients with VF Patients rescued from 525mg (after VF) into 700mg 23   Patients who achieved complete suppression w/VL of about <50cp/ml 12 52% Patients who had VF after rescue arm in place 5 22%   525 mg (n=55) 700 mg (n=23) Failures 40% 22% Passing - suppressed 40% 52% Monotherapy – 525 mg vs 700 mg - Rescue Arms

Leronlimab on Xeno-GvHD
Human BM Transplanted Into Immuno-Deficient Mice



Weight gm mean ± SE
24.0
23.5
23.0
22.5
22.0
21.5
21.0
0
10
20
30
40
50
60
Day
Control
P < .01



Survival %
100
80
60
40
20
0
0
20
40
60
80
100
Day
Control
PRO 140
P < .01

Control
(death)



A
B

Leronlimab
(alive)

10

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11 www.cytodyn.com 2. Phase 2 Leronlimab in GVHD 2. GVHD Phase 2 graph-versus-host disease (GvHD) Modified protocol to improve enrollment and reflect positive preclinical findings

3 Expansion into Cancer Indications 12 www.cytodyn.com Dr. Richard Pestell (Chief Medical Officer) Lead leronlimab in non-HIV development programs Led 2 National Cancer Institute-designated cancer centers Lombardi Comprehensive Cancer Center at Georgetown University Sidney Kimmel Cancer Center at Thomas Jefferson University EVP Thomas Jefferson University (22,000 employees, $5.6B) Founded ProstaGene to develop CCR5 technology in cancer Important focus on metastasis of many types of cancer Research showed nearly 50% of 2,200 patients with breast cancer had overexpressed CCR5 Published preclinical studies provide support CCR5 inhibitors dramatically blocked breast and colon cancer spread; blocked prostate cancer metastasis to bones and brain

CCR5 is Expressed in >50% of Breast Cancer Metastatic cancer 50% of breast cancers CCR5+ Leronlimab reduces breast cancer invasion 0 200 400 600 800 1000 Control PRO140 Vicriviroc Distance of Invasion (mm) P<0.001 P<0.001 Control PRO140 (1/500) Vicriviroc CCL5 13 www.cytodyn.com

CCR5 Antagonists Block Breast Cancer Metastasis Time (weeks) 1 2 3 4 Control Maraviroc 14 www.cytodyn.com

CCR5 Antagonists Block Prostate Cancer Metastasis Control Maraviroc 15 www.cytodyn.com

SW480 Human Colon Carcinoma Xenografts in NCr Nude Mice PRO 140, 2 mg i.p. twice/week, started day 1, n=16 tumors/group p=0.014 p=0.272 Tumor Volume in mm3 (mean ± SE) 0.2 mg dosing 2 mg dosing Leronlimab Blocks Colon Cancer Growth in Mice 16 www.cytodyn.com

Advanced-stage metastatic colorectal cancer who are refractory to standard chemotherapy, including regorafenib Objective Tumor Response, Phase 1 Trial 17

Objective Tumor Response, Phase 1 Trial 18 Tumoral Immune Cell Exploitation in Colorectal Cancer Metastases Can Be Targeted Effectively by Anti-CCR5 Therapy in Cancer Patients Cancer Cell. 2016 587-601

Pro140 Breast Cancer Study March 2019 Phase Ib/II Breakthrough (unmet need) August 2019-July 2021 (Phase III) Pro-140 525 mg 1sc/week Carboplatin AUC 2q week x3 28 days cycle TNBC Rx Refractory CCR5+ CTC Endpoints OS PFS’ Decreased CTC 19 November 2018 Protocol /IND

CytoDyn Prostate Cancer Prognostic Test

CytoDyn Prognostic Test Clinical Problem: 220,800 new cases of prostate cancer will be diagnosed in the USA in 2015* Current standard for risk assessment is Gleeson score combined with serum PSA and tumor stage/grade Gleason score intermediate - is a weak predictor of outcome Recommendation to add gene based test Reimbursement from many health care providers (>$3,500 /test). Current gene tests warrant improvement Answer – CytoDyn Prognostic Test *American Cancer Society, Cancer Facts and Figures, 2015

Superior Prognostic Test Discrimination Proven in Three Independent Data Sets Accuracy AUC Hazard Ratio* P value Group size CytoDyn **Distant metastasis. (16 gene #) *Biochemical Recurrence *Biochemical Recurrence 0.8, 0.88 # 0.64 0.69 11.6** 4.1* 9.2* 2.5x10-2 3x10-4 9x10-15 130 79 139 4Kscore® 4 proteins/blood, OPKO Health, Inc. Genome Dx Decipher® 22 genes, biopsy, GenomeDx Biosciences Corporation 0.68 -0.83 0.66 1.2 1.9 5x10-4 1x10-2 740 198 Oncotype Dx® 12 genes, biopsy, covered by Medicare/Genomic Health Inc. 0.53 -0.62 2.3 3x10-3 395 ProMark® 8 proteins/biopsy, Metamark Genetics, Inc. 0.69 1.3-2.6 1x10-4 274 Prolaris score® 31 genes, biopsy/prostatectomy tissue, FDA Approved, Myriad Genetic Laboratories, Inc. 0.69 1.6-2.9 8.6x10-10 337 Gleason Score (7) cytopathology procedure, standard of care 0.65 1.7 222 *Biochemical Recurrence **Distant metastasis CytoDyn Prognostic Test

Prognostic Test Competitive Environment High hazard ratio indicates a better discrimination between good vs. poor outcome Survival probability HR= 9.2 0.0 0.2 0.4 0.6 0.8 1.0 0 4 8 12 Recurrence-free survival time (years) CytoDyn Survival probability 0.0 0.2 0.4 0.6 0.8 1.0 0 4 8 12 Time after RP (years) GenomeDx Decipher Survival probability 0.0 0.2 0.4 0.6 0.8 1.0 0 4 8 12 Recurrence-free survival time (years) 4Kscore test-OPKO Lab PSA>3.0 ng/ml at age 60 (n=2432) ProstaGene Survival probability 0.0 0.2 0.4 0.6 0.8 1.0 0 4 8 12 Recurrence-free survival time (years) OncotypeDx HR= 2.3 Survival probability 0.0 0.2 0.4 0.6 0.8 1.0 0 4 8 12 Recurrence-free survival time (years) OncotypeDx HR= 2.3 Survival probability 0.0 0.2 0.4 0.6 0.8 1.0 0 4 8 12 Recurrence-free survival time (years) MetaMark HR= 1.3 - 2.6

24 www.cytodyn.com CytoDyn Cancer Opportunities 3. Cancer- CCR5 Targeted Therapeutics New, broader focus with PRO 140 to include cancer Promising preclinical (in vitro) results in BREAST CANCER Great preclinical (animal) results in COLON CANCER Cancer- Diagnostics Prostate Cancer Prognostic test- current data indicates superior precision 2200 new cancer patients per year

25 www.cytodyn.com Future Milestones BLA – Combination therapy - CROI - Publication Commercialization – PRO 140 - $1.2 Billion and Monotherapy $4 Billion Monotherapy pivotal - CROI – Pivotal Trial TNBC - Publication ProstaGene Closing (Dec. 7) Prognostic test – Publication

2018 Annual Meeting of Stockholders Questions